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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) DECEMBER 15, 2004


                            CNA FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-5823                                         36-6169860
(Commission File Number)                   (I.R.S. Employer Identification No.)


                       CNA CENTER, CHICAGO, ILLINOIS 60685
          (Address Of Principal Executive Offices, including Zip Code)


                                 (312) 822-5000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 15, 2004, CNA Financial Corporation completed its public offering of $549,000,000 in aggregate principal amount of 5.85% Notes due December 15, 2014.

         The Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Form of Note are filed as exhibits to this Form 8-K.

ITEM 8.01      OTHER EVENTS

         On December 15, 2004, the Company issued a press release announcing the completion of its sale of the Notes. The press release is furnished as exhibit
99.1 to this Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

EXHIBIT NO.    DESCRIPTION

   4.1 Senior Debt Indenture, dated as of March 1, 1991, between CNA Financial Corporation and The First National Bank of Chicago, a national banking association, as Trustee.

   4.2 First Supplemental Indenture of the Senior Indenture, dated as of October 15, 1993, between CNA Financial Corporation and The First National Bank of Chicago, a national banking association, as Trustee.

   4.3 Second Supplemental Indenture of the Senior Indenture, dated as of December 15, 2004, between CNA Financial Corporation and J. P. Morgan Trust Company, National Association (formerly known as The First National Bank of Chicago), a national banking association, as Trustee.

   4.4         Form of 5.85% Note due December 15, 2014.

  99.1         CNA Financial Corporation press release, issued December 15,
               2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CNA FINANCIAL CORPORATION

Dated: December 16, 2004              /s/ Lawrence J. Boysen
                                      -----------------------------------------
                                      By:  Lawrence J. Boysen
                                      Its: Senior Vice President and Controller
                                           (Principal Accounting Officer)